UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2015

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the an Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan

The annual meeting of stockholders of Medivation, Inc. was held on June 16, 2015 (the “Annual Meeting”). At the Annual Meeting, the stockholders of Medivation approved an Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan ((the “Amended and Restated 2004 Plan”) to:

(a) increase the aggregate number of shares of common stock authorized for issuance under the Amended and Restated 2004 Plan by 2,700,000 shares, from 21,150,000 to 23,850,000 shares, subject to certain changes in our capitalization;

(b) provide that the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options under the Amended and Restated 2004 Plan is 47,700,000 shares, subject to certain changes in our capitalization;

(c) extend the term of the Amended and Restated 2004 Plan, as well as the last date upon which incentive stock options may be granted under the Amended and Restated 2004 Plan, to April 9, 2025, which is the ten-year anniversary of the date the Amended and Restated 2004 Plan was approved by our Board of Directors;

(d) clarify that upon certain changes in our capitalization, our Compensation Committee will adjust the number and type of shares subject to any outstanding awards under the Amended and Restated 2004 Plan;

(e) provide that (A) awards granted under the Amended and Restated 2004 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law and (B) our Compensation Committee may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause;

(f) provide that all stock options and independent stock appreciation rights granted under the Amended and Restated 2004 Plan will have an exercise price not less than 100% of the fair market value of our common stock on the date of grant;

(g) provide for the payment of the exercise price of a non-qualified stock option under the Amended and Restated 2004 Plan through a “net exercise” arrangement pursuant to which the number of shares of common stock issuable upon exercise is reduced by the largest whole number of shares with a fair market value that does not exceed the exercise price;

(h) provide that no stock option or stock appreciation right that has an exercise price greater than the then-current fair market value of our common stock may be canceled in exchange for cash or other awards under the Amended and Restated 2004 Plan, unless our stockholders have approved such an action within 12 months prior to such an event;

(i) provide that our Compensation Committee is authorized to make adjustments in the method of calculating the attainment of performance goals with respect to certain performance-based awards granted under the Amended and Restated 2004 Plan to exclude (A) restructuring and/or other nonrecurring charges or benefits and (B) non-cash charges or benefits, in addition to such other adjustments as specified in the Amended 2004 Plan; and

(j) provide that the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director of our Board of Directors with respect to any calendar year, including awards granted under the Amended and Restated 2004 Plan and cash fees paid by us to such non-employee director, will not exceed (i) $1,000,000 in total value or (ii) in the event such non-employee director is first appointed or elected to our Board during such calendar year, $1,500,000 in total value, in each case calculating the value of any awards granted under the Amended and Restated 2004 Plan based on the grant date fair value of such awards for financial reporting purposes.

Under the Amended and Restated 2004 Plan, a total of 23,850,000 shares of Medivation common stock, including shares previously issued and shares subject to currently outstanding awards, may be issued pursuant to grants of equity awards. Equity awards may be in the form of stock options, stock appreciation rights, restricted stock units, dividend equivalents, stock payments, performance shares, performance-based awards or any combination thereof. Equity awards may be issued to employees, officers, executive officers and consultants and of Medivation and its subsidiaries.

A more detailed description of the Amended and Restated 2004 Plan is set forth under the heading “Proposal No. 4 Approval of An Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan” in Medivation’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2015 (the “Proxy Statement”). The Amended and Restated 2004 Plan is filed as Annex A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 16, 2015, and five proposals were submitted to the Medivation stockholders for a vote. The final votes on the proposals presented at the Annual Meeting, each of which is described in more detail in the Proxy Statement, were as follows:

Proposal 1:

Kim D. Blickenstaff, Kathryn E. Falberg, David T. Hung, M.D., C. Patrick Machado, Dawn Svoronos, W. Anthony Vernon and Wendy L. Yarno were elected as directors, to hold office until Medivation’s next annual meeting of stockholders, by the following vote:

Name of Nominee	For	Withheld	Broker Non-Votes
Kim D. Blickenstaff	64,487,651	138,614	4,956,461
Kathryn E. Falberg	64,503,948	122,317	4,956,461
David T. Hung, M.D.	64,414,706	211,559	4,956,461
C. Patrick Machado	64,403,253	223,012	4,956,461
Dawn Svoronos	63,919,820	706,445	4,956,461
W. Anthony Vernon	64,447,362	178,903	4,956,461
Wendy L. Yarno	64,459,500	166,765	4,956,461

Proposal 2:

The selection by the Audit Committee of Medivation’s Board of Directors of PricewaterhouseCoopers LLP as Medivation’s independent registered public accounting firm for the fiscal year ending December 31, 2015, was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes
68,631,243	835,085	116,398	—

Proposal 3:

The compensation of Medivation’s named executive officers as disclosed in the Proxy Statement was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
63,622,417	895,895	107,953	4,956,461

Proposal 4:

The Amendment and Restatement of the Medivation, Inc. Amended and Restated 2004 Equity Incentive Award Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
61,776,317	1,530,146	1,319,802	4,956,461

Proposal 5:

The Amendment to Medivation’s Restated Certificate of Incorporation to increase the number of authorized shares of Medivation’s common stock from 170,000,000 shares to 340,000,000 shares was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
53,457,159	14,351,464	1,728,060	46,043

Item 9.01.	Financial Statements and Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: June 18, 2015	By:	/s/ Richard A. Bierly
Richard A. Bierly Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

3.1	Certificate of Amendment of Restated Certificate of Incorporation